Exhibit 99.1

PRESS RELEASE	Contact: Billy Freesmeier
October 27, 2025 8:00 AM ET	Chief of Staff
(703) 481-4579

MainStreet Bancshares Inc. Reports Another Profitable Quarter

Net Income and Earnings Per Share Exceed Market Expectations

Fairfax, VA., October 27, 2025 – MainStreet Bancshares, Inc. (Nasdaq: MNSB & MNSBP), the financial holding company for MainStreet Bank, reported a net income of $4.52 million and earnings per common share of $0.52 outperforming expectations of $4.48 million and $0.51 respectively for the quarter-ended September 30, 2025.

“Our core net interest margin is a healthy 3.54% for the third quarter of 2025. Our balance sheet is well-structured for current and anticipated rate changes to continue producing good results,” said Alex Vari, Chief Financial Officer of MainStreet Bank. “The outlook for the Bank remains strong, as our team continues to focus on core revenue generation and expense control.”

“We continue to see quality opportunities to lend in the government contracting, commercial real estate, construction and owner-occupied space,” said Tom Floyd, Chief Lending Officer of MainStreet Bank.  “We’ve worked with a few of our borrowers to improve their credit relationship, and as a result I’m happy to report that we continue to show strong asset quality.  Finally, we’ve been talking with our customers regularly about the shutdown, and they know we stand ready to help them with their financial needs.”

On October 16, 2025, the Board of Directors of MainStreet Bancshares, Inc. authorized a new stock repurchase program authorizing the Company to repurchase up to $10.0 million of the Company’s common stock. This new stock repurchase program will replace and supersede the Company's existing stock repurchase program which was originally announced on May 19, 2022. The Company and Bank remain well capitalized.

About MainStreet Bank: MainStreet operates six branches in Herndon, Fairfax, McLean, Leesburg, Clarendon, and Washington, D.C. MainStreet Bank has over 55,000 free ATMs and a fully integrated online and mobile banking solution. The Bank is not restricted by a conventional branching system, as it can offer business customers the ability to Put Our Bank in Your Office®. With robust and easy-to-use online business banking technology, MainStreet has "put our bank" in thousands of businesses in the metropolitan area.

MainStreet Bank has a robust line of business and professional lending products, including government contracting lines of credit, commercial lines and term loans, residential and commercial construction, and commercial real estate. MainStreet also works with the SBA to offer 7A and 504 lending solutions. From sophisticated cash management to enhanced mobile banking and instant-issue Debit cards, MainStreet Bank is always looking for ways to improve our customer's experience.

MainStreet Bank was the first community bank in the Washington, D.C., metropolitan area to offer a full online business banking solution. MainStreet Bank was also the first bank headquartered in the Commonwealth of Virginia to offer CDARS – a solution that provides multi-million-dollar FDIC insurance. Further information on the Bank can be obtained by visiting its website at mstreetbank.com.

This release contains forward-looking statements, including our expectations with respect to future events that are subject to various risks and uncertainties. The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. Factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations include: fluctuation in market rates of interest and loan and deposit pricing, adverse changes in the overall national economy as well as adverse economic conditions in our specific market areas, future impacts of pandemic outbreaks, maintenance and development of well-established and valued client relationships and referral source relationships, and acquisition or loss of key production personnel. We caution readers that the list of factors above is not exclusive. The forward-looking statements are made as of the date of this release, and we may not undertake steps to update the forward-looking statements to reflect the impact of any circumstances or events that arise after the date the forward-looking statements are made. In addition, our past results of operations are not necessarily indicative of future performance.

UNAUDITED CONSOLIDATED BALANCE SHEET INFORMATION

(In thousands)

	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024*	September 30, 2024
ASSETS
Cash and cash equivalents
Cash and due from banks	$23,940	$20,888	$18,384	$21,351	$15,319
Interest-bearing deposits at other financial institutions	1,315	864	735	1,711	478
Federal funds sold	102,039	111,532	183,521	184,646	216,317
Total cash and cash equivalents	127,294	133,284	202,640	207,708	232,114
Investment securities available for sale (AFS), at fair value	58,338	56,138	55,935	55,747	58,489
Investment securities held to maturity (HTM), at amortized cost, net of allowance for credit losses of $0 for all periods	14,293	14,846	15,657	16,078	16,016
Restricted securities, at amortized cost	7,005	7,005	7,005	6,873	6,873
Loans, net of allowance for credit losses of $18,831, $19,057, $19,460, $19,450, and $18,327, respectively	1,788,243	1,767,432	1,811,789	1,810,556	1,775,558
Premises and equipment, net	13,212	13,344	13,020	13,287	13,571
Property held for sale, at fair value	3,225	3,225	—	—	—
Accrued interest and other receivables	13,622	15,023	9,607	11,311	11,077
Computer software, net of amortization	—	—	—	—	18,881
Bank owned life insurance	40,433	40,117	39,809	39,507	39,203
Other assets	59,124	64,367	67,383	67,031	52,817
Total Assets	$2,124,789	$2,114,781	$2,222,845	$2,228,098	$2,224,599
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Non-interest bearing deposits	$324,717	$330,045	$345,319	$324,307	$347,575
Interest-bearing demand deposits	123,231	124,090	106,033	139,780	197,527
Savings and NOW deposits	125,214	116,069	124,049	64,337	61,893
Money market deposits	458,946	463,904	511,925	560,082	451,936
Time deposits	778,727	764,439	820,999	819,288	834,738
Total deposits	1,810,835	1,798,547	1,908,325	1,907,794	1,893,669
Subordinated debt, net	69,837	71,238	72,138	73,039	72,940
Other liabilities	25,754	31,526	32,764	39,274	31,939
Total Liabilities	1,906,426	1,901,311	2,013,227	2,020,107	1,998,548
Stockholders’ Equity:
Preferred stock	27,263	27,263	27,263	27,263	27,263
Common stock	29,833	29,825	29,810	29,466	29,463
Capital surplus	68,895	68,261	67,612	67,823	67,083
Retained earnings	98,793	95,585	92,305	91,150	108,616
Accumulated other comprehensive loss	(6,421)	(7,464)	(7,372)	(7,711)	(6,374)
Total Stockholders’ Equity	218,363	213,470	209,618	207,991	226,051
Total Liabilities and Stockholders’ Equity	$2,124,789	$2,114,781	$2,222,845	$2,228,098	$2,224,599

*Derived from audited financial statements

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME (LOSS) INFORMATION

(In thousands, except share and per share data)

	Year-to-Date		Three Months Ended
	September 30, 2025	September 30, 2024	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
INTEREST INCOME:
Interest and fees on loans	$94,242	$93,852	$30,688	$32,443	$31,111	$31,323	$31,615
Interest on investment securities
Taxable securities	1,285	1,262	435	431	420	431	397
Tax-exempt securities	800	832	270	267	263	262	294
Interest on interest-bearing deposits at other financial institutions	44	27	11	10	22	15	10
Interest on federal funds sold	3,342	3,523	1,060	1,135	1,147	3,088	1,275
Total interest income	99,713	99,496	32,464	34,286	32,963	35,119	33,591
INTEREST EXPENSE:
Interest on interest-bearing demand deposits	3,123	6,049	1,071	1,004	1,048	2,612	2,117
Interest on savings and NOW deposits	1,079	553	467	391	221	201	206
Interest on money market deposits	14,606	15,911	4,623	4,707	5,276	5,475	5,277
Interest on time deposits	25,994	27,361	8,369	8,595	9,031	10,003	9,543
Interest on federal funds purchased	93	575	28	—	65	—	277
Interest on Federal Home Loan Bank advances	—	46	—	—	—	—	—
Interest on subordinated debt	2,415	2,468	804	799	812	787	828
Total interest expense	47,310	52,963	15,362	15,496	16,453	19,078	18,248
Net interest income	52,403	46,533	17,102	18,790	16,510	16,041	15,343
Provision for credit losses	(398)	3,356	144	(543)	—	3,407	2,913
Net interest income after provision for credit losses	52,801	43,177	16,958	19,333	16,510	12,634	12,430
NON-INTEREST INCOME:
Deposit account service charges	1,625	1,516	557	538	530	481	557
Bank owned life insurance income	926	885	316	308	302	304	302
Gain on retirement of subordinated debt	273	—	145	68	60	—	—
Gain on equity securities	103	—	—	103	—	—	—
Net loss on securities called or matured	—	(48)	—	—	—	—	—
Other non-interest income	199	93	104	49	47	22	27
Total non-interest income	3,126	2,446	1,122	1,066	939	807	886
NON-INTEREST EXPENSES:
Salaries and employee benefits	24,030	22,222	7,366	8,279	8,385	8,253	7,250
Furniture and equipment expenses	2,957	2,806	799	1,141	1,016	830	931
Advertising and marketing	1,582	1,599	571	530	481	600	579
Occupancy expenses	1,114	1,257	400	318	396	358	407
Outside services	3,088	2,458	625	1,290	1,173	1,168	845
Administrative expenses	757	686	259	270	229	243	215
Computer software intangible impairment	—	—	—	—	—	19,721	—
Other operating expenses	8,198	7,508	2,647	2,917	2,634	3,258	2,992
Total non-interest expenses	41,726	38,536	12,667	14,745	14,314	34,431	13,219
Income (loss) before income tax expense (benefit)	14,201	7,087	5,413	5,654	3,135	(20,990)	97
Income tax expense (benefit)	2,641	900	896	1,064	682	(4,823)	(168)
Net income (loss)	11,560	6,187	4,517	4,590	2,453	(16,167)	265
Preferred stock dividends	1,617	1,617	539	539	539	539	539
Net income (loss) available to common shareholders	$9,943	$4,570	$3,978	$4,051	$1,914	$(16,706)	$(274)
Earnings (loss) per common share, basic and diluted	$1.29	$0.60	$0.52	$0.53	$0.25	$(2.20)	$(0.04)
Weighted average number of common shares, basic and diluted	7,682,086	7,607,431	7,704,639	7,704,677	7,636,191	7,603,318	7,601,925

UNAUDITED LOAN, DEPOSIT AND BORROWING DETAIL

(In thousands)

	September 30, 2025		June 30, 2025		September 30, 2024		Percentage Change
	$ Amount	% of Total	$ Amount	% of Total	$ Amount	% of Total	Last 3 Mos	Last 12 Mos
LOANS:
Construction and land development loans	$312,318	17.2%	$328,351	18.3%	$373,486	20.8%	-4.9%	-16.4%
Residential real estate loans	411,592	22.7%	452,458	25.3%	446,109	24.8%	-9.0%	-7.7%
Commercial real estate loans	981,091	54.2%	911,390	50.9%	871,280	48.4%	7.6%	12.6%
Commercial and industrial loans	105,217	5.8%	97,699	5.5%	106,249	5.9%	7.7%	-1.0%
Consumer loans	1,204	0.1%	1,075	0.1%	1,977	0.1%	12.0%	-39.1%
Total Gross Loans	$1,811,422	100.0%	$1,790,973	100.0%	$1,799,101	100.0%	1.1%	0.7%
Less: Allowance for credit losses	(18,831)		(19,057)		(18,327)
Net deferred loan fees	(4,348)		(4,484)		(5,216)
Net Loans	$1,788,243		$1,767,432		$1,775,558
DEPOSITS:
Non-interest bearing deposits	$324,717	17.9%	$330,045	18.4%	$347,575	18.4%	-1.6%	-6.6%
Interest-bearing deposits:
Demand deposits	123,231	6.8%	124,090	6.9%	197,527	10.4%	-0.7%	-37.6%
Savings and NOW deposits	125,214	6.9%	116,069	6.5%	61,893	3.3%	7.9%	102.3%
Money market deposits	458,946	25.3%	463,904	25.8%	451,936	23.9%	-1.1%	1.6%
Time deposit $250,000 or more	501,332	27.7%	490,692	27.2%	532,201	28.0%	2.2%	-5.8%
Time deposit less than $250,000	277,395	15.3%	273,747	15.2%	302,537	16.0%	1.3%	-8.3%
Total Deposits	$1,810,835	100.0%	$1,798,547	100.0%	$1,893,669	100.0%	0.7%	-4.4%
BORROWINGS:
Subordinated debt, net	69,837	100.0%	71,238	100.0%	72,940	100.0%	-2.0%	-4.3%
Total Borrowings	$69,837	100.0%	$71,238	100.0%	$72,940	100.0%	-2.0%	-4.3%
Total Deposits and Borrowings	$1,880,672		$1,869,785		$1,966,609		0.6%	-4.4%

Core customer funding sources (1)	$1,289,952	68.6%	$1,329,804	71.1%	$1,471,350	74.8%	-3.0%	-12.3%
Brokered and listing service sources (2)	520,883	27.7%	468,743	25.1%	422,319	21.5%	11.1%	23.3%
Subordinated debt, net (3)	69,837	3.7%	71,238	3.8%	72,940	3.7%	-2.0%	-4.3%
Total Funding Sources	$1,880,672	100.0%	$1,869,785	100.0%	$1,966,609	100.0%	0.6%	-4.4%

(1)	Includes ICS, CDARS, and reciprocal deposits maintained by customers, which represent sweep accounts tied to customer operating accounts.
(2)

Consists of certificates of deposit (CD) through multiple listing services and multiple brokered deposit services, as well as ICS and CDARS one-way certificates of deposit and regional money market accounts. Excludes $114.9 million in core deposits placed in reciprocal networks for FDIC insurance coverage that will be classified as brokered deposits on the call report in pursuant to rule 12 CFR 337.6(e) as of September 30, 2025.

(3)	Subordinated debt obligation qualifies as Tier 2 capital at the holding company and Tier 1 capital at the Bank.

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the three months ended September 30, 2025			For the three months ended September 30, 2024
	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)
ASSETS:
Interest-earning assets:
Loans (1)(2)	$1,805,016	$30,688	6.75%	$1,807,882	$31,615	6.94%
Securities:
Taxable	52,680	435	3.28%	54,523	397	2.89%
Tax-exempt	35,260	342	3.85%	35,881	372	4.11%
Interest-bearing deposits at other financial institutions	1,037	11	4.21%	692	10	5.73%
Federal funds sold	99,896	1,060	4.21%	105,949	1,275	4.77%
Total interest-earning assets	$1,993,889	$32,536	6.47%	$2,004,927	$33,669	6.66%
Other assets	125,605			121,201
Total assets	$2,119,494			$2,126,128
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$120,112	$1,071	3.54%	$173,996	$2,117	4.83%
Savings and NOW deposits	119,467	467	1.55%	61,259	206	1.33%
Money market deposits	463,948	4,623	3.95%	445,730	5,277	4.70%
Time deposits	772,176	8,369	4.30%	759,247	9,543	4.99%
Total interest-bearing deposits	$1,475,703	$14,530	3.91%	$1,440,232	$17,143	4.72%
Federal funds purchased	2,338	28	4.75%	19,001	277	5.78%
Subordinated debt, net	70,793	804	4.51%	72,901	828	4.51%
Total interest-bearing liabilities	$1,548,834	$15,362	3.94%	$1,532,134	$18,248	4.73%
Demand deposits and other liabilities	355,621			368,349
Total liabilities	$1,904,455			$1,900,483
Stockholders’ Equity	215,039			225,645
Total Liabilities and Stockholders’ Equity	$2,119,494			$2,126,128
Interest Rate Spread			2.53%			1.94%
Net Interest Income		$17,174			$15,421
Net Interest Margin			3.42%			3.05%

(1)	Includes loans classified as non-accrual
(2)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(3)	Income and yields for all periods presented are reported on a tax-equivalent basis using the federal statutory rate of 21%
(4)	Refer to "Unaudited Reconciliation of Certain Non-GAAP Financial Measures" for reconciliation of non-GAAP measures

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the nine months ended September 30, 2025			For the nine months ended September 30, 2024
	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)
ASSETS:
Interest-earning assets:
Loans (1)(2)	$1,820,771	$94,242	6.92%	$1,773,050	$93,852	7.08%
Securities:
Taxable	52,926	1,285	3.25%	55,478	1,262	3.04%
Tax-exempt	35,298	1,013	3.84%	36,670	1,053	3.84%
Interest-bearing deposits at other financial institutions	1,274	44	4.62%	662	27	5.45%
Federal funds sold	105,674	3,342	4.23%	93,931	3,523	5.01%
Total interest-earning assets	$2,015,943	$99,926	6.63%	$1,959,791	$99,717	6.80%
Other assets	119,819			125,068
Total assets	$2,135,762			$2,084,859
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$113,969	$3,123	3.66%	$164,192	$6,049	4.93%
Savings and NOW deposits	102,349	1,079	1.41%	51,119	553	1.45%
Money market deposit	493,366	14,606	3.96%	447,668	15,911	4.75%
Time deposits	785,685	25,994	4.42%	728,459	27,361	5.02%
Total interest-bearing deposits	$1,495,369	$44,802	4.01%	$1,391,438	$49,874	4.79%
Federal funds purchased	2,638	93	4.71%	13,279	575	5.79%
FHLB advances	—	—	—	1,095	46	5.62%
Subordinated debt, net	71,670	2,415	4.51%	72,802	2,468	4.53%
Total interest-bearing liabilities	$1,569,677	$47,310	4.03%	$1,478,614	$52,963	4.79%
Demand deposits and other liabilities	354,635			382,591
Total liabilities	$1,924,312			$1,861,205
Stockholders’ Equity	211,450			223,654
Total Liabilities and Stockholders’ Equity	$2,135,762			$2,084,859
Interest Rate Spread			2.60%			2.01%
Net Interest Income		$52,616			$46,754
Net Interest Margin			3.49%			3.19%

(1)	Includes loans classified as non-accrual
(2)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(3)	Income and yields for all periods presented are reported on a tax-equivalent basis using the federal statutory rate of 21%
(4)	Refer to "Unaudited Reconciliation of Certain Non-GAAP Financial Measures" for reconciliation of non-GAAP measures

UNAUDITED SUMMARY FINANCIAL DATA

(Dollars in thousands except share and per share data)

	At or For the Three Months Ended		At or For the Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
Per share Data and Shares Outstanding
Earnings (loss) per common share (basic and diluted)	$0.52	$(0.04)	$1.29	$0.60
Book value per common share	$24.81	$26.15	$24.81	$26.15
Tangible book value per common share(2)	$24.81	$23.66	$24.81	$23.66
Weighted average common shares (basic and diluted)	7,704,639	7,601,925	7,682,086	7,607,431
Common shares outstanding at end of period	7,703,579	7,602,783	7,703,579	7,602,783
Performance Ratios
Return on average assets (annualized)	0.85%	0.05%	0.72%	0.40%
Return on average equity (annualized)	8.33%	0.47%	7.31%	3.70%
Return on average common equity (annualized)	8.40%	(0.55)%	7.22%	3.11%
Yield on earning assets (FTE) (2) (annualized)	6.47%	6.66%	6.63%	6.80%
Cost of interest bearing liabilities (annualized)	3.94%	4.73%	4.03%	4.79%
Net interest spread (FTE)(2) (annualized)	2.53%	1.94%	2.60%	2.01%
Net interest margin (FTE)(2) (annualized)	3.42%	3.05%	3.49%	3.19%
Non-interest income as a percentage of average assets (annualized)	0.21%	0.17%	0.20%	0.16%
Non-interest expense to average assets (annualized)	2.37%	2.47%	2.62%	2.47%
Efficiency ratio(3)	69.50%	81.45%	75.18%	78.68%
Allowance for Credit Losses
Allowance for credit losses (ACL)
Beginning balance, ACL - loans	$19,057	$17,098	$19,450	$16,506
Add: recoveries	75	11	831	19
Less: charge-offs	(235)	(1,907)	(857)	(2,418)
Add: provision for credit losses - loans	(66)	3,125	(593)	4,220
Ending balance, ACL - loans	$18,831	$18,327	$18,831	$18,327

Beginning balance, reserve for unfunded commitment (RUC)	$272	$357	$287	$1,009
Provision for unfunded commitments, net	210	(212)	195	(864)
Ending balance, RUC	$482	$145	$482	$145
Total allowance for credit losses	$19,313	$18,472	$19,313	$18,472

Allowance for credit losses on loans to total gross loans	1.04%	1.02%	1.04%	1.02%
Allowance for credit losses on loans to non-performing loans	80.52%	64.84%	80.52%	64.84%
Net charge-offs to average gross loans (annualized)	0.04%	0.42%	NM	0.18%
Concentration Ratios
Commercial real estate loans to total capital (4)	356.02%	360.26%	356.02%	360.26%
Construction loans to total capital (5)	102.61%	118.15%	102.61%	118.15%
Past due and Non-performing Assets
Loans 30-89 days past due and accruing to total gross loans	1.40%	0.61%	1.40%	0.61%
Loans 90 days past due and accruing to total gross loans	0.00%	0.00%	0.00%	0.00%
Non-accrual loans to total gross loans	1.29%	1.57%	1.29%	1.57%
Other real estate owned	$—	$—	$—	$—
Non-performing loans	$23,386	$28,264	$23,386	$28,264
Non-performing assets to total assets	1.10%	1.27%	1.10%	1.27%
Regulatory Capital Ratios (Bank only) (1)
Total risk-based capital ratio	16.18%	16.96%	16.18%	16.96%
Tier 1 risk-based capital ratio	15.16%	15.97%	15.16%	15.97%
Leverage ratio	13.42%	13.98%	13.42%	13.98%
Common equity tier 1 ratio	15.16%	15.97%	15.16%	15.97%
Other information
Common shares closing stock price	$20.83	$18.45	$20.83	$18.45
Tangible equity / tangible assets (2)	10.28%	9.39%	10.28%	9.39%
Average tangible equity / average tangible assets (2)	10.15%	9.86%	9.90%	10.02%
Number of full time equivalent employees	174	201	174	201
Number of full service branch offices	6	6	6	6

(1)	Regulatory capital ratios as of September 30, 2025 are preliminary
(2)	Refer to "Unaudited Reconciliation of Certain Non-GAAP Financial Measures" for reconciliation of non-GAAP measures
(3)	Efficiency ratio is calculated as non-interest expense as a percentage of net interest income and non-interest income
(4)	Commercial real estate includes only non-owner occupied, multifamily, and construction loans as a percentage of Bank capital
(5)	Construction loans as a percentage of Bank capital

Unaudited Reconciliation of Certain Non-GAAP Financial Measures

(Dollars In thousands)

	For the three months ended September 30,		For the nine months ended September 30,
	2025	2024	2025	2024
Core net interest margin (FTE)
Net interest income (GAAP)	$17,102	$15,343	$52,403	$46,533
FTE adjustment on tax-exempt securities	72	78	213	221
Net interest income (FTE) (non-GAAP)	17,174	15,421	52,616	46,754
Nonrecurring interest income adjustment from nonaccrual loans.	595	984	827	1,848
Core net interest income (FTE) (non-GAAP)	17,769	16,405	53,443	48,602

Average interest earning assets	1,993,889	2,004,927	2,015,943	1,959,791
Net interest margin (GAAP)	3.40%	3.06%	3.48%	3.17%
Net interest margin (FTE) (non-GAAP)	3.42%	3.05%	3.49%	3.19%
Core net interest margin (FTE) (non-GAAP)	3.54%	3.25%	3.54%	3.32%

	For the three months ended September 30,		For the nine months ended September 30,
	2025	2024	2025	2024
Yield on earning assets (FTE)
Total interest income (GAAP)	$32,464	$33,591	$99,713	$99,496
FTE adjustment on tax-exempt securities	72	78	213	221
Total interest income (FTE) (non-GAAP)	32,536	33,669	99,926	99,717

Average interest earning assets	1,993,889	2,004,927	2,015,943	1,959,791
Yield on earning assets (GAAP)	6.46%	6.65%	6.61%	6.79%
Yield on earning assets (FTE) (non-GAAP)	6.47%	6.66%	6.63%	6.80%

	For the three months ended September 30,		For the nine months ended September 30,
	2025	2024	2025	2024
Net interest spread (FTE)
Yield on earning assets (GAAP)	6.46%	6.65%	6.61%	6.79%
Yield on earning assets (FTE) (non-GAAP)	6.47%	6.66%	6.63%	6.80%

Yield on interest-bearing liabilities (GAAP)	3.94%	4.73%	4.03%	4.79%

Net interest spread (GAAP)	2.52%	1.92%	2.58%	2.00%
Net interest spread (FTE) (non-GAAP)	2.53%	1.94%	2.60%	2.01%

	As of September 30,		As of September 30,
	2025	2024	2025	2024
Tangible common stockholders' equity
Total stockholders equity (GAAP)	$218,363	$226,051	$218,363	$226,051
Less: intangible assets	—	(18,881)	—	(18,881)
Tangible stockholders' equity (non-GAAP)	218,363	207,170	$218,363	207,170
Less: preferred stock	(27,263)	(27,263)	(27,263)	(27,263)
Tangible common stockholders' equity (non-GAAP)	191,100	179,907	191,100	179,907

Common shares outstanding	7,703,579	7,602,783	7,703,579	7,602,783
Tangible book value per common share (non-GAAP)	$24.81	$23.66	$24.81	$23.66

	As of September 30,		As of September 30,
	2025	2024	2025	2024
Stockholders equity, adjusted
Total stockholders equity (GAAP)	$218,363	$226,051	$218,363	$226,051
Less: intangible assets	—	(18,881)	—	(18,881)
Total tangible stockholders equity (non-GAAP)	218,363	207,170	218,363	207,170

	As of September 30,		As of September 30,
	2025	2024	2025	2024
Total tangible assets
Total assets (GAAP)	$2,124,789	$2,224,599	$2,124,789	$2,224,599
Less: intangible assets	—	(18,881)	—	(18,881)
Total tangible assets (non-GAAP)	2,124,789	2,205,718	2,124,789	2,205,718

	For the three months ended September 30,		For the nine months ended September 30,
	2025	2024	2025	2024
Average tangible stockholders' equity
Total average stockholders' equity (GAAP)	$215,039	$225,645	$211,450	$223,654
Less: average intangible assets	—	(17,738)	—	(16,405)
Total average tangible stockholders' equity (non-GAAP)	215,039	207,907	211,450	207,249

	For the three months ended September 30,		For the nine months ended September 30,
	2025	2024	2025	2024
Average tangible assets
Total average assets (GAAP)	$2,119,494	$2,126,128	$2,135,762	$2,084,859
Less: average intangible assets	—	(17,738)	—	(16,405)
Total average tangible assets (non-GAAP)	2,119,494	2,108,390	2,135,762	2,068,454